UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1 to Form 8-K dated November 10, 2009
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2009
EXTERRAN PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16666 Northchase Drive
Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)
(281) 836-7000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On November 10, 2009, Exterran Partners, L.P. (the “Partnership,” “we,” “us” or “our”) filed a Current Report on Form 8-K (the “Original Report”), reporting, among other things, our acquisition (the “November 2009 Contract Operations Acquisition”) of certain contract operations customer service contracts and compression equipment used to provide compression services under those contracts on November 10, 2009 (the “Acquired Net Assets”) pursuant to that certain Contribution, Conveyance and Assumption Agreement, dated as of October 2, 2009, by and among us, Exterran Holdings, Inc. and certain of our respective subsidiaries, as further described in the Original Report. This Current Report on Form 8-K/A amends and supplements the Original Report to provide the financial statements and pro forma financial information required by Item 9.01 in connection with that acquisition. Except for filing of the financial statements and pro forma financial information, the Original Report is not being amended or updated in any manner.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The Reports of the Independent Registered Public Accounting Firm and the financial statements listed below are set forth starting on page 3 of this Form 8-K/A.
•	The audited combined statements of assets acquired and liabilities assumed as of December 31, 2008 and 2007 for the November 2009 Contract Operations Acquisition and the related audited combined statements of revenues and direct operating expenses for the years ended December 31, 2008, 2007 and 2006.

•	Unaudited combined statement of assets acquired and liabilities assumed as of September 30, 2009 for the November 2009 Contract Operations Acquisition and the related unaudited combined statements of revenues and direct operating expenses for the nine months ended September 30, 2009 and 2008.

•	The combined statements of revenues and direct operating expenses for the period from January 1, 2007 to August 19, 2007 and the year ended December 31, 2006 for the November 2009 Contract Operations Acquisition — Universal Compression Holdings, Inc.
The combined financial statements related to the November 2009 Contract Operations Acquisition — Universal Compression Holdings, Inc. are related to the Acquired Net Assets owned by Universal Compression Holdings, Inc. prior to its merger with Hanover Compressor Company on August 20, 2007.
(b) Pro Forma Financial Information.
The unaudited pro forma consolidated balance sheet of the Partnership as of September 30, 2009 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009 are set forth starting on page 11 of this Form 8-K/A.
(d) Exhibits.
23.1  Consent of Deloitte & Touche LLP

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners of Exterran Partners L.P.,
Houston, TX
We have audited the accompanying combined statements of assets acquired and liabilities assumed by Exterran Partners, L.P. and subsidiaries (the “Partnership”), pursuant to the Contribution, Conveyance and Assumption Agreement between Exterran Holdings, Inc. and the Partnership dated October 2, 2009 (the “Contract Operation Acquisition Agreement”), as of December 31, 2008 and 2007, and the related combined statements of revenues and direct operating expenses for the years ended December 31, 2008, 2007 and 2006 (the “November 2009 Contract Compression Acquisition Financial Statements” or the “Acquired Net Assets”). These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Acquired Net Assets are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquired Net Assets’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
The accompanying combined statements related to the November 2009 Contract Compression Acquisition Financial Statements were prepared to present the assets acquired and liabilities assumed and revenues and direct operating expenses acquired by the Partnership pursuant to the Contribution, Conveyance and Assumption Agreement described in Note 1, and are not intended to be a complete presentation of the results of operations associated with the Acquired Net Assets.
In our opinion, such combined financial statements present fairly, in all material respects, the assets acquired and liabilities assumed by the Partnership as of December 31, 2008 and 2007, pursuant to the Contract Operation Acquisition Agreement described in Note 1, and the related revenues and direct operating expenses for the years ended December 31, 2008, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Houston, TX
January 8, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners of Exterran Partners L.P.,
Houston, TX
We have audited the accompanying combined statements of revenues and direct operating expenses of assets acquired by Exterran Partners, L.P. and subsidiaries (the “Partnership”) pursuant to the Contribution, Conveyance and Assumption Agreement between Exterran Holdings, Inc. and the Partnership dated October 2, 2009 (the “Contract Operation Acquisition Agreement”), for the period from January 1, 2007 through August 19, 2007 and year ended December 31, 2006 related to assets previously owned by Universal Compression Holdings, Inc. These statements (the November 2009 Contract Compression Acquisition Financial Statements — Universal Compression Holdings, Inc.” or the “Acquired Net Assets”) are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Acquired Net Assets are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquired Net Assets’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.
The accompanying combined statements related to the November 2009 Contract Compression Acquisition Financial Statements—Universal Compression Holdings, Inc. were prepared to present the revenues and direct operating expenses acquired by the Partnership pursuant to the Contribution, Conveyance and Assumption Agreement described in Note 1, and are not intended to be a complete presentation of the results of operations associated with the Acquired Net Assts.
In our opinion, such combined financial statements present fairly, in all material respects, the related revenues and direct operating expenses of Universal Compression Holdings, Inc. prior to the Contract Operation Acquisition Agreement described in Note 1 for the period January 1, 2007 through August 19, 2007 and the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Houston, TX
January 8, 2010

NOVEMBER 2009 CONTRACT OPERATIONS ACQUISITION
COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
(In thousands)

	September 30, 2009	December 31, 2008	December 31, 2007
	(unaudited)
ASSETS
Compression equipment	$200,312	$249,029	$255,236
Accumulated depreciation	(50,505)	(58,174)	(80,402)

Net compression equipment	149,807	190,855	174,834
Intangibles and other assets, net	3,462	3,834	4,378

Total assets acquired	$153,269	$194,689	$179,212

LIABILITIES
Long-term debt	$57,200	$57,200	$57,200

Total liabilities assumed	$57,200	$57,200	$57,200

The accompanying notes are an integral part of these combined financial statements.

NOVEMBER 2009 CONTRACT OPERATIONS ACQUISITION
COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(In thousands)

	Nine Months Ended September 30,		Years Ended December 31,
	2009	2008	2008	2007	2006
	(unaudited)
Revenues	$45,362	$52,764	$69,532	$51,630	$31,733
Direct operating expenses:
Cost of sales (excluding depreciation and amortization)	19,787	22,052	28,445	19,743	10,340
Depreciation and amortization	9,962	11,122	14,746	11,346	6,285
Selling, general and administrative	2,241	2,637	3,443	2,481	1,473

Total direct operating expenses	31,990	35,811	46,634	33,570	18,098

Excess of revenues over direct operating expenses	$13,372	$16,953	$22,898	$18,060	$13,635

The accompanying notes are an integral part of these combined financial statements.

NOVEMBER 2009 CONTRACT OPERATIONS ACQUISITION — UNIVERSAL COMPRESSION HOLDINGS, INC.
COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(In thousands)

	Period from
	January 1, 2007	Year Ended
	through	December 31,
	August 19, 2007	2006
Revenues	$32,897	$53,783
Direct operating expenses:
Cost of sales (excluding depreciation and amortization)	14,545	19,633
Depreciation and amortization	6,730	9,873
Selling, general and administrative	1,059	1,579

Total direct operating expenses	22,334	31,085

Excess of revenues over direct operating expenses	$10,563	$22,698

The accompanying notes are an integral part of these combined financial statements.

NOVEMBER 2009 CONTRACT OPERATIONS ACQUISITION
AND
NOVEMBER 2009 CONTRACT OPERATIONS ACQUISITION — UNIVERSAL COMPRESSION HOLDINGS, INC.
NOTES TO COMBINED STATEMENTS OF ASSETS ACQUIRED
AND LIABILITIES ASSUMED AND
COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
1. Overview and Basis of Presentation
Overview
On November 10, 2009, Exterran Partners, L.P. (“we,” “us” or “our”) acquired from certain subsidiaries of Exterran Holdings, Inc. (individually and together with its subsidiaries, “Exterran Holdings”) certain contract operations customer service agreements with 18 customers and a fleet of approximately 900 compressor units used to provide compression services under those agreements, comprising approximately 270,000 horsepower, or 6% (by then available horsepower) of the combined contract operations business in the United States of America (“U.S.”) of Exterran Holdings and us (the “November 2009 Contract Operations Acquisition”) in accordance with the Contribution, Conveyance and Assumption Agreement, dated October 2, 2009, between us, Exterran Holdings and certain of our respective subsidiaries (the “Agreement”). In exchange for the customer service agreements and compression equipment, we assumed $57.2 million of long-term debt from Exterran Holdings and issued 4,739,927 common units to Exterran Holdings and 96,601 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
On August 20, 2007, Universal Compression Holdings, Inc. (“Universal”) and Hanover Compressor Company (“Hanover”) completed a merger transaction (the “Merger”). In connection with the Merger, Universal and Hanover became wholly-owned subsidiaries of Exterran Holdings. Hanover was determined to be the acquirer for accounting purposes.
The accompanying combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses for the November 2009 Contract Operations Acquisition include contract operations customer service agreements and compressor units used to provide compression services under those agreements acquired in connection with the November 2009 Contract Operations Acquisition that were owned by Exterran Holdings subsequent to the Merger and those customer service agreements and compressor units owned by Hanover prior to the Merger. The accompanying combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses for the November 2009 Contract Operations Acquisition — Universal Compression Holdings, Inc. include contract operations customer service agreements and compressor units acquired in connection with the November 2009 Contract Operations Acquisition that were owned by Universal prior to the Merger.
These financial statements represent the assets acquired and liabilities assumed as well as the revenue and direct operating expenses related to the customer service agreements contributed to us in connection with the Agreement.
Basis of Presentation
The accompanying combined statements of assets acquired and liabilities assumed and statements of revenues and direct operating expenses of the November 2009 Contract Operations Acquisition and November 2009 Contract Operations Acquisition — Universal Compression Holdings, Inc. (collectively, the “Acquired Net Assets”) have been prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission. Statements of assets acquired and liabilities assumed and statements of revenues and direct operating expenses have been included in this report in lieu of full financial statements because the preparation of full financial statements was determined to be impracticable as it would have required significant assumptions that cannot be substantiated. The Acquired Net Assets were not operated as a separate business unit or legal entity of either Exterran Holdings or Universal, but were an integrated part of each company’s consolidated operations.
The accompanying combined statements have been derived from the historical records of Exterran Holdings and Universal to present combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses related to the November 2009 Contract Operations Acquisition in accordance with accounting principles generally accepted in the U.S. (“GAAP”). In the opinion of management, the accompanying combined statements contain all adjustments considered necessary to fairly present the assets acquired, liabilities assumed, revenues and direct operating expenses related to the November 2009 Contract Operations Acquisition. These combined statements are not intended to be a complete presentation of the financial position or results of operations for the Acquired Net Assets. The historical operating results of the November 2009 Contract Operations Acquisition and the November 2009 Contract

Operations Acquisition — Universal Compression Holdings, Inc. may not be indicative of its results in the future due to changes in the business.
All cash flow requirements of the Acquired Net Assets were funded by either Exterran Holdings or Universal, and cash management functions were not performed at the Acquired Net Assets level. Therefore, a statement of cash flows, including cash flows from operating, investing and financing activities, is not presented as the Acquired Net Assets did not maintain a separate cash balance.
The combined statements of assets acquired and liabilities assumed include the natural gas compression equipment and liabilities included in the Acquired Net Assets as defined in the Agreement, as well as the intangible assets and amortization related to the intangible assets associated with the Acquired Net Assets. Compression equipment includes the compression equipment cost and accumulated depreciation of units which were in service as of the end of the periods presented attributable to Exterran Holdings’ or Universal’s contract operations customer service agreements for the 18 customers that were transferred in connection with the November 2009 Contract Operations Acquisition. The combined statements of revenues and direct operating expenses related to the November 2009 Contract Operations Acquisition include only the revenues and direct expenses of units which were in service during the periods presented attributable to Exterran Holdings’ or Universal’s contract operations customer service agreements for the 18 customers that were transferred in connection with the November 2009 Contract Operations Acquisition. These statements include depreciation expense related to the compression equipment used to provide service under these customer service agreements with these 18 customers. Certain expense items not directly associated with the customer service agreements, such as interest, income taxes and corporate overhead (see Note 2) were excluded from the statements of revenues and direct operating expenses. The allocation of such costs was not historically made and therefore would be made at the discretion of management and would not necessarily be indicative of what such costs actually would have been had the specific assets been operated as a stand-alone entity.
2. Summary of Significant Accounting Policies
Use of Estimates
In preparing the Acquired Net Assets combined statements of assets acquired, liabilities assumed and revenue and direct operating expenses, management made estimates and assumptions that affect the amounts reported therein and related disclosures. Actual results may differ from these estimates.
Compression Equipment
Compression equipment is carried at cost. Depreciation for financial reporting purposes is computed on the straight-line basis using an estimated useful life of 15 to 30 years. For compression equipment, depreciation begins with the first compression service.
Maintenance and repairs are charged to expense as incurred. Overhauls and major improvements that increase the value or extend the life of compressor units are capitalized and depreciated over the estimated useful life of 3 to 7.5 years.
Compression equipment is reviewed for impairment whenever events or circumstances indicate that the carrying amount of an asset may not be recoverable based upon undiscounted cash flows. Any impairment losses are measured based upon the excess of the carrying value over the fair value.
Intangible Assets
The amounts of finite life intangible assets reflected in the combined statements of assets acquired and liabilities assumed represent an allocation of the historical cost finite life intangible assets of Exterran Holdings’ North America contract operations segment. The amounts allocated were based on the determination of fair value of net assets transferred to us to the total fair value of Exterran Holdings’ North America contract operations segment.
The amount of finite life intangible assets included in the November 2009 Contract Operations Acquisition is comprised of $3.7 million associated with customer relationships and $0.8 million associated with customer contracts as of November 10, 2009. These intangible assets are being amortized through 2024 and 2016, respectively, based on the present value of expected income to be realized from these assets.

Revenue Recognition
Revenue is recognized using the following criteria: (a) persuasive evidence of an exchange arrangement exists, (b) delivery has occurred or services have been rendered, (c) the buyer’s price is fixed or determinable and (d) collectability is reasonably assured. Revenue from contract operations service is recorded when earned, which generally occurs monthly at the time the monthly compression service is provided to customers in accordance with the customer service agreements.
Cost of Sales (Excluding Depreciation and Amortization)
Cost of sales (excluding depreciation and amortization) includes all variable and fixed costs associated with providing contract operations services, including direct labor, benefits cost, parts cost, unit freight cost, lubricant cost, field supply cost and ad valorem taxes.
Selling, General and Administrative
Selling, general and administrative (“SG&A”) expenses include only those costs directly associated with producing contract operations revenues, including fleet management, selling and marketing, bad debt expense and ad valorem taxes. The amount of SG&A expenses included in the combined statements of revenues and direct operating expenses reflects an allocation of those costs incurred by Exterran Holdings or Universal based on a percentage of revenue and horsepower.
Subsequent Events
We reviewed for subsequent events as of the issuance of these financial statements on January 8, 2010.
3. Long-Term Debt
As part of the purchase price paid for the customer service agreements and compression equipment we acquired in the November 2009 Contract Operations Acquisition, we assumed $57.2 million of Exterran Holdings’ long-term debt that was outstanding under Exterran Holdings’ $850 million revolving credit facility. At September 30, 2009, this long-term debt bore interest at LIBOR plus 0.825% and matures in 2012. In connection with the November 2009 Contract Operations Acquisition, we borrowed $30.0 million under our $150 million asset-backed securitization facility and $28.0 million under our revolving credit facility, which together were used to repay the debt assumed from Exterran Holdings in connection with the November 2009 Contract Operations Acquisition. All amounts outstanding under the asset-backed securitization facility and the revolving credit facility mature in July 2013 and October 2011, respectively.

EXTERRAN PARTNERS, L.P.
UNAUDITED PRO FORMA FINANCIAL STATEMENTS
INTRODUCTION
The following are the unaudited pro forma consolidated financial statements of Exterran Partners, L.P. (“we,” “us” or “our”) as of September 30, 2009, and for the year ended December 31, 2008 and the nine months ended September 30, 2009. The unaudited pro forma consolidated balance sheet assumes that our acquisition in November 2009 of certain contract operations customer service agreements and compression equipment (together, the “Assets”) of the natural gas contract operations business that is provided in the United States of America by Exterran Holdings, Inc. (individually and together with its subsidiaries, “Exterran Holdings”), our assumption of long-term debt from Exterran Holdings and the other related transactions, as described below (the “November 2009 Contract Operations Acquisition”), occurred as of September 30, 2009. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2008 assume that the November 2009 Contract Operations Acquisition and our acquisition in July 2008 of certain contract operations customer service agreements and compression equipment from Exterran Holdings (the “July 2008 Contract Operations Acquisition”) occurred on January 1, 2008. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2009 assume that the November 2009 Contract Operations Acquisition occurred on January 1, 2008. These transaction adjustments are presented in the notes to the unaudited pro forma financial statements.
The pro forma financial statements reflect the following transactions:
As related to the November 2009 Contract Operations Acquisition:
•	our acquisition of the Assets from Exterran Holdings and certain contract operations customer service agreements and compression equipment also acquired in connection with the November 2009 Contract Operations Acquisition which were owned by Universal Compression Holdings, Inc. prior to its merger with Hanover Compressor Company to form Exterran Holdings on August 20, 2007;

•	our assumption of $57.2 million of Exterran Holdings’ long-term debt;

•	our borrowing of $30.0 million under our asset-backed securitization facility and $28.0 million under our revolving credit facility and use of those proceeds to retire the debt assumed from Exterran Holdings; and

•	our issuance of 4,739,927 common units to Exterran Holdings and 96,901 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
As related to the July 2008 Contract Operations Acquisition for the period January 1, 2008 through July 30, 2008:
•	our acquisition in July 2008 of certain contract operations customer service agreements and compression equipment from Exterran Holdings;

•	our assumption of $175.3 million of Exterran Holdings’ long-term debt;

•	our borrowing of $117.5 million under our term loan and $58.3 million under our revolving credit facility and use of those proceeds to retire the debt assumed from Exterran Holdings and to pay other costs incurred; and

•	our issuance of 2,413,672 common units to Exterran Holdings and 49,259 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations were derived by adjusting our historical financial statements. The adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions. The unaudited pro forma consolidated financial statements do not purport to present our financial position or results of operations had the November 2009 Contract Operations Acquisition actually been completed as of the dates indicated. Moreover, the statements do not project our financial position or results of operations for any future date or period.

EXTERRAN PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2009
(In thousands)

		November 2009
	Exterran	Contract				Exterran
	Partners, L.P.	Operations				Partners, L.P.
	Historical	Acquisition	Adjustments			Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$330	$—	$58,000	(A	)	$1,130
			(57,200)	(B	)
Accounts receivable, net of allowance for bad debts	19,447	—	—			19,447
Due from affiliates, net	8,870	—	—			8,870

Total current assets	28,647	—	800			29,447

Compression equipment	582,986	200,312	—			783,298
Accumulated depreciation	(155,415)	(50,505)	—			(205,920)

Net compression equipment	427,571	149,807	—			577,378
Goodwill	124,019	—	—			124,019
Interest rate swaps	225	—	—			225
Intangibles and other assets, net	5,492	3,462	—			8,954

Total assets	$585,954	$153,269	$800			$740,023

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Accounts payable, trade	$86	$—	$—			$86
Accrued liabilities	8,230	—	—			8,230
Accrued interest	1,994	—	—			1,994
Current portion of interest rate swaps	9,224	—	—			9,224

Total current liabilities	19,534	—	—			19,534
Long-term debt	384,500	57,200	58,000	(A	)	442,500
			(57,200)	(B	)
Interest rate swaps	8,111	—	—			8,111

Total liabilities	412,145	57,200	800			470,145
Partners’ capital:
Common units	216,596	—	94,150	(C	)	310,746
Subordinated units	(33,191)	—	—			(33,191)
General partner units	6,737	—	1,919	(C	)	8,656
Accumulated other comprehensive loss	(16,333)	—	—			(16,333)

Total partners’ capital	173,809	—	96,069			269,878

Total liabilities and partners’ capital	$585,954	$57,200	$96,869			$740,023

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

EXTERRAN PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2008
(In thousands, except per unit data)

		July 2008	November 2009
	Exterran	Contract	Contract				Exterran
	Partners, L.P.	Operations	Operations				Partners, L.P.
	Historical	Acquisition	Acquisition	Adjustments			Pro Forma
Revenue	$163,712	$29,874	$69,532	$—			$263,118

Costs and expenses:
Cost of sales (excluding depreciation and amortization)	73,563	11,812	28,445	—			113,820
Depreciation and amortization	27,053	4,328	14,746	—			46,127
Selling, general and administrative	16,085	1,063	3,443	2,552	(D	)	23,143
Interest expense	18,039	—	—	9,381	(E	)	27,420
Other (income) expense, net	(1,430)	—	—	—			(1,430)

Total costs and expense	133,310	17,203	46,634	11,933			209,080

Income before income taxes	30,402	12,671	22,898	(11,933)			54,038
Income taxes	555	—	—	355	(F	)	910

Net income	$29,847	$12,671	$22,898	$(12,288)			$53,128

General partner interest in net income	$1,206						$3,770

Common units interest in net income	$18,403						$36,259

Subordinated units interest in net income	$10,238						$13,099

Weighted average common units outstanding:
Basic	11,369			6,138	(G	)	17,507

Diluted	11,414			6,138	(G	)	17,552

Weighted average subordinated units outstanding:
Basic	6,325						6,325

Diluted	6,325						6,325

Earnings per common unit:
Basic	$1.62						$2.07

Diluted	$1.61						$2.07

Earnings per subordinated unit:
Basic	$1.62						$2.07

Diluted	$1.61						$2.07

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

EXTERRAN PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2009
(In thousands, except per unit data)

		November 2009
	Exterran	Contract			Exterran
	Partners, L.P.	Operations			Partners, L.P.
	Historical	Acquisition	Adjustments		Pro Forma
Revenue	$134,627	$45,362	$—		$179,989

Costs and expenses:
Cost of sales (excluding depreciation and amortization)	62,160	19,787	—		81,947
Depreciation and amortization	26,054	9,962	—		36,016
Fleet impairment	2,995	—	—		2,995
Selling, general and administrative	16,513	2,241	1,628	(D)	20,382
Interest expense	14,663	—	1,758	(E)	16,421
Other (income) expense, net	351	—	—		351

Total costs and expense	122,736	31,990	3,386		158,112

Income before income taxes	11,891	13,372	(3,386)		21,877
Income taxes	424	—	156	(F)	580

Net income	$11,467	$13,372	$(3,542)		$21,297

General partner interest in net income	$976				$1,390

Common units interest in net income	$7,019				$14,627

Subordinated units interest in net income	$3,472				$5,280

Weighted average common units outstanding:
Basic	12,784		4,740	(G)	17,524

Diluted	12,794		4,740	(G)	17,534

Weighted average subordinated units outstanding:
Basic	6,325				6,325

Diluted	6,325				6,325

Earnings per common unit:
Basic	$0.55				$0.83

Diluted	$0.55				$0.83

Earnings per subordinated unit:
Basic	$0.55				$0.83

Diluted	$0.55				$0.83

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

EXTERRAN PARTNERS, L.P.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation, the November 2009 Contract Operations Acquisition and Related Transactions
The historical financial information is derived from the consolidated financial statements of the Partnership and the combined financial statements of the November 2009 Contract Operations Acquisition, the November 2009 Contract Operations Acquisition — Universal Compression Holdings, Inc. (such combined financial statements are included elsewhere in this report) and the July 2008 Contract Operations Acquisition. The pro forma adjustments have been prepared as if the transactions, as described below, had taken place on September 30, 2009, in the case of the pro forma consolidated balance sheet, or as of January 1, 2008, in the case of the pro forma consolidated statements of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009.
The pro forma financial statements reflect the following transactions:

As related to the November 2009 Contract Operations Acquisition:
•	our acquisition of the Assets from Exterran Holdings and certain contract operations customer service agreements and compression equipment also acquired in connection with the November 2009 Contract Operations Acquisition which were owned by Universal Compression Holdings, Inc. prior to its merger with Hanover Compressor Company to form Exterran Holdings on August 20 2007;

•	our assumption of $57.2 million of Exterran Holdings’ long-term debt;

•	our borrowing of $30.0 million under our asset-backed securitization facility and $28.0 million under our revolving credit facility and use of those proceeds to retire the debt assumed from Exterran Holdings; and

•	our issuance of 4,739,927 common units to Exterran Holdings and 96,901 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
As related to the July 2008 Contract Operations Acquisition for the period January 1, 2008 through July 30, 2008:
•	our acquisition in July 2008 of certain contract operations customer service agreements and compression equipment from Exterran Holdings;

•	our assumption of $175.3 million of Exterran Holdings’ long-term debt;

•	our borrowing of $117.5 million under our term loan and $58.3 million under our revolving credit facility and use of those proceeds to retire the debt assumed from Exterran Holdings and to pay other costs incurred; and

•	our issuance of 2,413,672 common units to Exterran Holdings and 49,259 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
2. Pro Forma Adjustments and Assumptions
(A) Reflects borrowings of $30.0 million under our asset-backed securitization facility and $28.0 million under our revolving credit facility.
(B) Reflects the repayment of debt assumed from Exterran Holdings using borrowings under our asset-backed securitization facility and revolving credit facility.
(C) Reflects the issuance of 4,739,927 common units to Exterran Holdings and 96,601 general partner units to our general partner.
(D) Reflects an allocation of SG&A expenses of Exterran Holdings for the year ended December 31, 2008 of $0.9 million and $1.7 million, related to the November 2009 and July 2008 Contract Operations Acquisitions, respectively. Reflects an allocation of SG&A expenses of Exterran Holdings for the nine months ended September 30, 2009 of $1.6 million, related to the November 2009 Contract Operations Acquisition. SG&A expenses in this adjustment include only the allocation of indirect expenses and have been allocated to us based on the percentage of total horsepower of compressor units we acquired in the transactions to total horsepower of Exterran Holdings and our compressor units in accordance with an omnibus agreement among us, Exterran Holdings and others.

(E) Reflects interest expense incurred on borrowings of $28.0 million under our revolving credit facility and $30.0 million under our asset-backed securitization facility in connection with the November 2009 Contract Operations Acquisition. During the year ended December 31, 2008, interest expense is $3.4 million and is based on an average rate of three-month LIBOR of 3.42%, plus the applicable margin of 1.0% to 1.25% under the revolving credit facility and 3.5% under the asset-backed securitization facility. During the nine months ended September 30, 2009, interest expense is $1.8 million and is based on an average rate of three-month LIBOR of 1.38%, plus the applicable margin of 1.5% to 1.75% under the revolving credit facility and 3.5% under the asset-backed securitization facility. A one percentage point increase or decrease in interest rates would result in an increase or decrease in interest expense related to the November 2009 Contract Operations Acquisition of $0.6 million and $0.5 million for the year ended December 31, 2008 and the nine months ended September 30, 2009, respectively.
Reflects interest expense incurred on additional borrowings of $117.5 million under our term loan and $58.3 million under our revolving credit facility in connection with the July 2008 Contract Operations Acquisition. During the period from January 1, 2008 through July 30, 2008, interest expense is $6.0 million and is based on an average rate of three-month LIBOR of 4.09%, plus the applicable margin of 2.0% and 1.0% to 1.25%, under the term loan and revolving credit facility, respectively. A one percentage point increase or decrease in interest rates would result in an increase or decrease in interest expense related to this transaction of $1.0 million for the year ended December 31, 2008.
(F) Reflects additional taxes for the year ended December 31, 2008 of $0.3 million and $0.1 million, in connection with the November 2009 and July 2008 Contract Operations Acquisitions, respectively, that we would have incurred under the Texas margins tax related to the contract operations service agreements that we acquired from Exterran Holdings in the transactions. Reflects additional taxes for the nine months ended September 30, 2009 of $0.2 million, in connection with the November 2009 Contract Operations Acquisition, that we would have incurred under the Texas margins tax and Michigan Business Tax related to the contract operations service agreements that we acquired from Exterran Holdings in the transaction. For the November 2009 Contract Operations Acquisition, the apportionment factor assumption used for sales in Texas and Michigan is consistent with our apportionment factor utilized for the nine months ended September 30, 2009. For the July 2008 Contract Operations Acquisition, the apportionment factor assumption used for sales in Texas is consistent with our apportionment factor utilized for the six months ended June 30, 2008. A 10% increase or decrease in the apportionment factor would not have a material impact on the amount of margin tax expense for the unaudited pro forma consolidated statement of operations presented herein.
(G) Reflects the issuance of 4,739,927 common units and 2,413,672 common units, respectively, to Exterran Holdings in connection with the November 2009 and July 2008 Contract Operations Acquisitions.
3. Pro Forma Net Income Per Limited Partner Unit
Pro forma net income per limited partner unit is determined by dividing the pro forma net income that would have been allocated to the common and subordinated unitholders by the number of common and subordinated units expected to be outstanding after the completion of the transactions included in the pro forma consolidated financial statements. All units issued in connection with the November 2009 and July 2008 Contract Operation Acquisitions were assumed to have been outstanding since January 1, 2008. Pursuant to the partnership agreement, to the extent that the quarterly distributions exceed certain targets, the general partner is entitled to receive certain incentive distributions that will result in more net income proportionately being allocated to the general partner than to the holders of common and subordinated units. The pro forma net income per unit calculations reflect the incentive distributions made to the general partner and a reduction of net income allocable to the limited partners of $0.2 million for each of the year ended December 31, 2008 and the nine months ended September 30, 2009, which reflects the amount of additional incentive distributions that would have occurred if the excess of net income over actual distributions for the period been distributed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P. (Registrant)
	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

Date: January 8, 2010	/s/ DAVID S. MILLER
	Name:	David S. Miller
	Title:	Vice President and Chief Financial Officer